                                                               EXHIBIT 10.15(c)
                                                               [EXECUTION COPY]



                           AMENDMENT AND WAIVER NO. 3 UNDER
                      RESTRUCTURED CREDIT AND GUARANTY AGREEMENT


     AMENDMENT AND WAIVER NO. 3 dated as of September 30, 1995 among Memorex Telex Corporation, Memorex Telex N.V., Memorex Telex Holding N.V., Memorex Telex Distribution N.V., Tulsa Computer Products, Ltd., the Lenders listed on the signature pages hereof and Morgan Guaranty Trust Company of New York, in its capacity as agent (the "Agent").


                                W I T N E S S E T H :


     WHEREAS, the parties hereto have heretofore entered into the Restructured Credit and Guaranty Agreement dated as of March 24, 1994 (as heretofore amended, the "Agreement"); and

     WHEREAS, the parties hereto desire to waive certain provisions thereof;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. AMENDMENTS IN CONNECTION WITH SALES OF SHARES OF MEMOREX TELEX JAPAN LTD.

     (a) Section 2.04(c)(i) of the Agreement is amended to add the following proviso immediately after the last proviso of such subparagraph:

          ; and PROVIDED, FURTHER, that in the event of any sales at any time during the period from September 30, 1995 but prior to December 31, 1995 of up to an aggregate 2,000,000 shares of common stock of Memorex Telex Japan Ltd. ("MTJL") owned by the


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          Parent, pursuant to the option to purchase such shares granted by the
          Parent, the Borrowers shall not be required to make a prepayment pursuant to this clause (c)(i) if the following subclauses (A),
          (B) and (C) are satisfied: (A) all of the Net Cash Proceeds from such sale and from all prior sales during such period of any shares of common stock of MTJL owned by the Parent shall be paid to Kanematsu Corporation, a Japanese corporation, to satisfy obligations of the Borrowers to Kanematsu Corporation secured by a pledge of such shares or paid to MTJL to satisfy obligations of the Borrowers to MTJL, except that an aggregate cumulative amount of Net Cash Proceeds not to exceed $2,000,000 during such period may be deposited in the Other Designated Asset Proceeds Account in accordance with subclause (C);
          (B) the consideration for such Asset Sale consists solely of cash and
          (C) the Net Cash Proceeds not applied to make any such payments to Kanematsu Corporation or to MTJL are deposited in the Other Designated Asset Proceeds Account in a manner satisfactory to the Agent as soon as practicable (and in any event not later than one Business Day) after consummation of such Asset Sale.

    (b) Section 7.01(f) of the Agreement is amended by amending and restating the first clause (i) therein as follows:

          (i) no Default shall have occurred and be continuing at the time such release is to occur, other than any Default which shall have been waived by the Required Lenders

     SECTION 3. WAIVERS OF CERTAIN OBLIGATIONS TO PAY INTEREST AND PRINCIPAL. The Lenders, through the Required Lenders signatory hereto, hereby waive, until the earlier of December 31, 1995 or the occurrence of any other Default (the "Waiver Expiration Date"), any and all Defaults resulting from any failure by the Borrowers to make the payments of interest required to be made pursuant to
Section 2.03 at any time during the period from and including September 30, 1995 until the Waiver Expiration Date or resulting from the failure by the Borrowers to make the payments of principal required to be made pursuant to Section 2.04(b) on June 30, 1995 and September 30, 1995 (all such payments of interest and principal, collectively, being referred to herein as the "Deferred Payments"). Upon the Waiver Expiration Date, the waivers set forth in this



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Section 3 shall cease to be of force or effect and the Deferred Payments shall be due and payable.  It is understood that (x) the waivers set forth in this
Section 3 do not purport to alter the obligations imposed by Sections 2.03 and 2.04(b), but merely the exercise of rights and remedies predicated upon a Default thereunder, and (y) upon the occurrence of the Waiver Expiration Date, such rights and remedies shall be fully exercisable unless such obligations shall have then been performed.

     Without limiting the generality of the foregoing, prior to the Waiver Expiration Date, the availability of the amounts referred to in subsection 7.01(f)(C) of the Agreement will by virtue of this Amendment and Waiver No. 3 not be affected by the failure to make the Deferred Payments.

     SECTION 4. REDUCTION OF CONDITIONAL FORGIVENESS. Notwithstanding anything to the contrary contained in the Agreement or in Waiver No. 2 Under Restructured Credit and Guaranty Agreement, no Triggering Reduction or portion thereof shall give rise to a Forgiveness Amount or a conditional right to forgiveness as provided in Section 3.02 of the Credit Agreement unless the aggregate amount of such Triggering Reduction and all prior Triggering Reductions exceeds, in the aggregate, the sum of the Deferred Designated Asset Amortization Amount (as such term is defined in the Agreement) and $5,500,000. Moreover, any Triggering Reduction with respect to which the foregoing condition is satisfied shall give rise to a Forgiveness Amount and a conditional entitlement to forgiveness only in respect of the portion of such Triggering Reduction which, when taken together with all prior Triggering Reductions, exceeds, in the aggregate, the sum of the Deferred Designated Asset Amortization Amount and $5,500,000. The Agreement shall be deemed amended to the extent required to effectuate the foregoing, and the Borrowers hereby waive any and all Forgiveness Amounts and conditional rights to forgiveness except to the extent contemplated by this paragraph. Upon the effectiveness of this Amendment and Waiver No. 3, Section 3 of Waiver No. 2 Under Restructured Credit and Guaranty shall cease to be operative and shall have no further force or effect.

     SECTION 5. GOVERNING LAW. This Amendment and Waiver No. 3 shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. COUNTERPARTS; EFFECTIVENESS. This Amendment and Waiver No. 3 shall become effective as of the date hereof when the Agent shall have received duly executed



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counterparts hereof signed by (i) all parties hereto other than the Lenders and (ii) the Required Lenders (or in the case of any party from which an executed counterpart shall not have been received, the Agent shall have received facsimile, telegraphic, telex or other written confirmation from such party that a counterpart has been signed by such party). This Amendment and Waiver No. 3 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver No. 3 to be duly executed as of the date first above written.


                                       BORROWERS AND GUARANTOR


                                       MEMOREX TELEX N.V.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                       MEMOREX TELEX CORPORATION



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       MEMOREX TELEX DISTRIBUTION N.V.



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       MEMOREX TELEX HOLDING N.V.



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:




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                                       TULSA COMPUTER PRODUCTS, LTD.



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       AGENT:

                                       MORGAN GUARANTY TRUST COMPANY OF
                                         NEW YORK, as Agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                       LENDERS:

                                       ABN AMRO BANK N.V., AMSTERDAM
                                         BRANCH


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       BANQUE WORMS CAPITAL CORP.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                       BAYERISCHE VEREINSBANK,
                                         AKTIENGESELLSCHAFT, LONDON BRANCH


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:




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                                       CERBERUS PARTNERS, L.P.



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       GRACE BROTHERS, LTD.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, LONDON BRANCH


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       NEW VERNON PARTNERS L.P.

                                       By: Whippoorwill Associates, Inc.,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       PARESCO INC.

                                       By: Whippoorwill Associates, Inc.,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:




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                                       PEARL STREET L.P.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       PEQUA TRADING CORP.

                                       By: Whippoorwill Associates, Inc.,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       PRINCIPAL MUTUAL LIFE
                                         INSURANCE COMPANY



                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       SARANAC INVESTORS L.P.

                                       By: Whippoorwill Associates, Inc.,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       TEACHERS INSURANCE AND ANNUITY
                                         ASSOCIATION OF AMERICA


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:




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                                      THE PRESIDENT AND FELLOWS
                                        OF HARVARD COLLEGE

                                       By: Whippoorwill Associates, Inc.,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                       THE ROCKEFELLER FOUNDATION

                                       By: Whippoorwill Associates, Inc,,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       VEGA OFFSHORE FUND TRUST

                                       By: Whippoorwill Associates, Inc.,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       VEGA PARTNERS L.P.

                                       By: Whippoorwill Associates, Inc.,
                                           as General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:




                                      8


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                                       VEGA PARTNERS II L.P.

                                       By: Whippoorwill Associates, Inc.,
                                           as General Partner


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       25307 PARTNERSHIP

                                       By: Whippoorwill Associates, Inc.,
                                           as agent


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:




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